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                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                     FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) April 24, 2000



                           JANEX INTERNATIONAL, INC.
          ..........................................................
            (Exact Name of Registrant as Specified in its Charter)


Colorado                          0-17927                     84-1034251
 ...............................................................................
(State or Other                  (Commission                (I.R.S. Employer
  Jurisdiction                   File Number)               Identification No.)



2999 N. 44th Street, Suite 225, Phoenix, AZ                      85018
 ...............................................................................
 (Address of Principal Executive Offices)                      (Zip Code)


                                                        (602) 808-8765
Registrant's telephone number, including area code.............................



 ...............................................................................
   (Former Name or Former Address, If Changed Since Last Report)






Total number of pages: 4
Exhibit index at page: 4


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


     Effective April 24, 2000, the Registrant dismissed its independent public accountant, Ernst & Young LLP. For the year ended December 31, 1998, Ernst & Young LLP's auditor's report stated that recurring losses and net capital deficiency raise substantial doubt about its ability to continue as a going concern. Ernst & Young LLP was not the Registrant's auditor for the year ended December 31, 1997. The decision to change accountants was approved by the Company's Board of Directors.

     There has not been during the year ended December 31, 1998 any disagreement with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     On April 24, 2000, the Registrant engaged Abrams and Company, P.C. to act as the Registrant's independent public accountant and BDO McCabe Lo & Co. to act as the independent auditors for the Company's subsidiary, Pro Gains Company Limited.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b) EXHIBITS

               Exhibit No.        Description of Exhibit

                     16 Letter from Ernst & Young LLP to the Securities and Exchange Commission


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                               SIGNATURES

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Janex International, Inc.
                                      ...................................
                                      (Registrant)


Date: April 27, 2000                  /s/ Vincent Goett
                                      -----------------------------------
                                      Vincent Goett
                                      (President)



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                                EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION OF EXHIBIT

   16                 Letter from Ernst & Young LLP to the
                      Securities and Exchange Commission